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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      October 2, 2003
                                                       ---------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                               000-11521                               23-1701520
-------------------------------------      -------------------------------      --------------------------------------
    (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
         of Incorporation)                          File Number)                         Identification No.)


4 Country View Road, Malvern, Pennsylvania                                                      19355
------------------------------------------------                                          ------------------
(Address of Principal Executive Offices)                                                     (Zip Code)


Registrant's telephone number, including area code   (610) 647-5930
                                                     --------------


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable


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(c) Exhibits.

         Exhibit
         Number            Description
         ----------        ----------------
         99.1              Press Release dated October 2, 2003 entitled SCT
                           Fourth Quarter 2003 Preliminary Results Exceed
                           Expectations.

         99.2              Certain information discussed during
                           October 3, 2003 Conference Call.

Item 12.  Results of Operations and Financial Condition.

         On October 2, 2003, Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), issued a press release reporting estimated earnings for its fourth quarter ended September 30, 2003. The press release also contains other estimated financial information for the Company's fourth quarter ended September 30, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         On October 3, 2003, the Company held a broadly accessible conference call with investors to discuss the Company's preliminary results announced in the press release. Certain information discussed during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

         The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 7, 2003         Systems & Computer Technology Corporation

                              By: /s/ Eric Haskell
                                 ---------------------------------------------
                                  Eric Haskell
                                  Executive Vice President, Finance &
                                  Administration, Treasurer and Chief Financial Officer




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                                  Exhibit Index

         Exhibit
         Number            Description
         ----------        -------------

         99.1 Press Release dated October 2, 2003 entitled SCT Fourth Quarter 2003 Preliminary Results Exceed Expectations.

         99.2              Certain information discussed during
                           October 3, 2003 Conference Call.